Exhibit - 10.72

                                        SPLIT DOLLAR LIFE INSURANCE AGREEMENT


                  THIS AGREEMENT is entered into to be effective as of the 1st day of July, 1999, by and between GOODY'S FAMILY CLOTHING, INC., a corporation organized and existing under the laws of the State of Tennessee (hereinafter referred to as the "Corporation"); Jeffrey A. Goodfriend, Stacey A. Goodfriend and Harold I. Apolinsky, as Trustees of the ROBERT AND WENDY GOODFRIEND IRREVOCABLE TRUST, dated the 20th day of January, 1999 (hereinafter referred to as the "Policy Owner") and ROBERT M. GOODFRIEND (hereinafter referred to as the "Employee").

                                                W I T N E S S E T H:
     WHEREAS, Employee is employed by the Corporation; and WHEREAS, the Employee has performed his duties ably and well, and to the satisfaction of the Corporation; and
     WHEREAS, the Policy Owner wishes to obtain life insurance protection payable on the death of the last to die of the Employee and his wife, Wendy S. Goodfriend; and
     WHEREAS, the Corporation wishes to participate in the obtaining of life insurance protection payable on the death of the second to die of the Employee and the Employee's wife, Wendy S. Goodfriend; and
     WHEREAS, the parties desire to have a separate agreement setting forth their rights and obligations with respect to such insurance.
     NOW, THEREFORE, in consideration of the mutual promises and obligations set forth hereinafter, the parties agree as follows:
                                                     ARTICLE ONE
                                                 INSURANCE POLICIES
     Policy Owner is the owner of five life insurance policies on the joint lives of the Employee and the Employee's wife as listed by policy number and designated as policies A through E on Exhibit A, attached hereto. All references herein to the "Policies" shall mean each and every policy listed on Exhibit A. All references to a "Policy" shall mean any of the policies listed on Exhibit A. Policy Owner is a validly formed irrevocable trust under the laws of the State of Tennessee and has capacity to enter into this Agreement and to perform its obligations hereunder.
                                                     ARTICLE TWO
                                                  POLICY OWNERSHIP
     Each Policy is the exclusive property of the Policy Owner, who may exercise all rights of ownership with respect thereto notwithstanding anything to the contrary in the policy, or endorsement, and riders thereto, except as otherwise provided in this Agreement.
                                                    ARTICLE THREE
                                                      ADVANCES
     3.1 After the execution of this Agreement, the Corporation shall be responsible for the remittance of all premiums due on the Policies. Each such payment shall be referred to as an "Advance". Each such payment shall be made on or before the date the premium is due or within the grace period allowed by the respective Policy for the payment of premiums and, if requested, the Corporation shall give proof of timely payment of each premium to the Policy Owner.

     3.2 Within thirty (30) days after payment by the Corporation of the premium due on the Policy, the Policy Owner shall reimburse to the Corporation the cost of insurance coverage in the amount of the proceeds the Policy Owner is designated to receive under the Policy. The rate used to determine such cost on the joint lives of the Employee and the Employee's wife shall be based on the so-called "Table 38" rates set forth in that certain Internal Revenue Service Information Release dated August 10, 1983. The rate used to determine such cost on the single life of the Employee or the Employee's wife (after the death of the Employee or the Employee's wife) shall be based on the so-called "P.S. 58" rates set forth in Revenue Ruling 55-747, as amended, or the currently published rates of the issuer of the Policy for one year term life insurance available to all standard risks, whichever is less. If the Policy Owner does not timely remit to the Corporation the amount required under this Article Three, such amount shall be treated as compensation to the Employee, or if the Employee is not living, shall be treated as compensation of the Employee which is payable to the Employee's wife.

     3.3 The Policy Owner shall have the right to remit additional sums to the Corporation. The Corporation shall apply such sums to reduce the amount of outstanding Advances, in respect of such Polices as directed by the Policy Owner.
                                                    ARTICLE FOUR
                                                COLLATERAL ASSIGNMENT
     The Policy Owner shall collaterally assign each Policy to the Corporation pursuant to the terms of this Agreement as security for the reimbursement of its Advances. The security interest of the Corporation shall be limited to an amount equal to the cash surrender value of the Policy (computed as if no policy loans had been taken by the Policy Owner), not to exceed the aggregate unreimbursed Advances, taking into account any additional sums remitted to the Corporation pursuant to 3.3 above, less any policy loans taken by the Corporation with respect to such Policy (the "Net Advances").
                                                    ARTICLE FIVE
                                                 RESTRICTING EVENTS
     5.1 Until the occurrence of a "Restricting Event", as defined in 5.2 below, the Corporation is granted exclusively all rights in each Policy including, but not limited to, the following rights:
     5.1.1 The right to surrender the Policy.
     5.1.2 The right to change the beneficiary of the Policy.
     5.1.3 The right to select dividend options.
     5.1.4 The right to select optional methods of settlement with regard to the death benefit payable thereunder.
     5.1.5 The right to assign its rights in the Policy.
     5.1.6 The right to obtain a policy loan or loans on the Policy. The amount of such loans together with the interest thereon shall at no time exceed the cash surrender value of the Policy as of the date to which the premiums on the Policy have been paid.
     5.1.7 The right to withdraw or borrow against the cash value of the Policy.
     5.1.8 All other rights contained in the Policy.

     5.2 A "Restricting Event" shall mean the occurrence of any of the following events:
     5.2.1 A change of control of the Corporation, as defined in 5.3 below;
     5.2.2 The death of Employee while his wife is still living if there is no single life insurance coverage on the life of Employee then in force and owned by Policy Owner, as described in Article Ten below; or
     5.2.3 The termination of Employee's employment by the Corporation.

     5.3 A change of control of the Corporation shall mean and shall be deemed to have occurred if (i) any person or group (within the meaning of Rule 13d-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended), other than Employee, members of his immediate family, his affiliates, trusts or private foundations established by or on his behalf, and the heirs, executors or administrators of Employee shall acquire in one or a series of transactions, whether through sale of stock or merger, more than 50% of the outstanding voting securities of Corporation or any successor entity of Corporation, (ii) all or substantially all of Corporation's assets are sold, or
(iii) the shareholders of Corporation shall approve a complete liquidation or dissolution of Corporation.

     5.4 Upon the occurrence of a Restricting Event, all of the Corporation's rights in the Policies under this Article Five shall cease and shall be possessed exclusively by the Policy Owner, subject to the limitations set forth in Article Seven.
                                                     ARTICLE SIX
                                            OPTION UPON POLICY SURRENDER
     6.1 Prior to a Restricting Event or upon the Termination Event described in 8.1.4, the Corporation shall provide Policy Owner written notice of its intent to surrender a Policy and, for a period of fifteen days after such notice, Policy Owner shall have the option of obtaining the release of the collateral assignment of the Policy to the Corporation by payment in full to the Corporation of the unreimbursed Net Advances with respect to such Policy.

     6.2 Said amount shall be paid in full by cash, certified check or other immediate funds and must be delivered to the Corporation by 5:00 pm Eastern Standard Time on or before the fifteenth day of the option period.

     6.3 Under receipt of such payment the Corporation shall release its rights in accordance with paragraph 9.1.
                                                    ARTICLE SEVEN
                                             LIMITATIONS ON POLICY OWNER
     7.1 Prior to a Restricting Event, the Policy Owner may not borrow against the cash surrender value of the Policies. After a Restricting Event and notwithstanding any other provision of this Agreement, Policy Owner agrees that it shall not transfer, pledge, hypothecate or take any other action in respect of a Policy which shall impair the Corporation's security interest in any Policy, including taking any loans which shall cause the cash surrender value of any Policy to be less than the unreimbursed Net Advances in respect of such Policy, without the consent of the Corporation.

     7.2 Notwithstanding any other provision of this Agreement, Policy Owner agrees that it shall not surrender a Policy when the cash surrender value of the Policy is less than the unreimbursed Net Advances, without the consent of the Corporation.

     7.3 Policy Owner agrees that it shall not make distributions under its dispositive provisions until the Corporation shall have been reimbursed in full for all outstanding Net Advances, subject to paragraph 9.4.

     7.4 Policy Owner agrees that it shall apply, with respect to a surrendered Policy, any cash surrender value it receives in excess of the amount due the Corporation as follows:
     (A) Policy Owner may, within forty-five days, reinvest such excess cash surrender value in the remaining Policies which are subject to this Agreement; provided that (i) any amounts so reinvested shall not be used to purchase additional death benefit above the aggregate amount of death benefit initially put into place through the Policies under this Agreement and (ii) the Corporation shall not be obligated to make premium payments on a Policy in which such sums have been reinvested in excess of the premium payments required to maintain the amount of death benefit initially put into place for such Policy under this Agreement.
     (B) Policy Owner shall remit any portion of any remaining sums which are not reinvested in accordance with paragraph 7.4(A) above to the Corporation, to be applied to reimburse the Corporation for its Advances in respect of any remaining Policies in accordance with paragraph 3.3.



                                                    ARTICLE EIGHT
                                              TERMINATION OF AGREEMENT
     8.1 This Agreement shall be terminated upon the occurrence of any of the following events ("Termination Events"):
     8.1.1 Surrender of a Policy, in which case paragraph 8.2 below shall apply; provided, however, this Agreement shall terminate only with respect to such Policy;
     8.1.2 The death of Employee, in which case paragraph 8.3 below shall apply; provided, however, that if Employee shall die while his wife is still living, the Agreement shall terminate only if the Policy Owner shall be the owner of one or more additional life insurance policies on the life of Employee which are in force at the time of Employee's death, as described in Article Ten;
     8.1.3 The death of the second to die of Employee and his wife, in which case paragraph 8.4 below shall apply;
     8.1.4 With respect solely to the policies listed as policies A, B and C on Exhibit A, a reduction in Employee's ownership percentage below twenty percent (20%) of the outstanding common stock of Corporation (exclusive of dilution as a result of any merger or consolidation), in which case paragraph 8.5 below shall apply; or
     8.1.5 Reimbursement in full by Policy Owner to the Corporation of the Net Advances; provided, however, this Agreement shall terminate only with respect to the Policy for which such reimbursement is made.

     8.2 With respect to a surrender of a Policy pursuant to paragraph 8.1.1, the insurance company shall pay:
     (A) To the Corporation, an amount equal to the lesser of (1) the unreimbursed Net Advances with respect to the surrendered Policy or (2) the cash surrender value of such surrendered Policy; and
     (B) To the Policy Owner, any balance of cash surrender value remaining after payment of (A).

     In the case of a surrender following a Restricting Event, if the cash surrender value of the surrendered Policy is insufficient to reimburse the Corporation for the full amount of its unreimbursed Net Advances with respect to such Policy, any outstanding balance shall be paid as provided in paragraph 9.3. Simultaneously with the receipt of the amounts described above, the Corporation shall release its rights in accordance with paragraph 9.1.

     8.3 With respect to a termination due to the death of Employee pursuant to paragraph 8.1.2:
     8.3.1 If the death benefit proceeds of the single life coverage on the life of the Employee (the "Term Proceeds") are greater than or equal to the unreimbursed Net Advances, then the insurance company shall pay the following:
     (A) To the Corporation, an amount equal to the unreimbursed Net Advances in respect of the Policies; and
     (B) To the Policy Owner, any balance of Term Proceeds remaining after payment of (A). Simultaneously with the receipt of the amounts described above, the Corporation shall release its rights in accordance with paragraph 9.1.
     8.3.2 If the Term Proceeds are less than the unreimbursed Net Advances, then:
     (A) the insurance company shall pay to the Corporation, an amount equal to the Term Proceeds; and,
     (B) the Policy Owner shall reimburse the Corporation for any remaining unreimbursed Net Advances by cash, check or promissory note. Simultaneously with the receipt of the amounts described above, the Corporation shall release its rights in accordance with paragraph 9.1.

     8.4 With respect to a termination by the death of the second to die of Employee and his wife pursuant to paragraph 8.1.3, the insurance company shall pay, subject to paragraph 9.4:
     (A) To the Corporation, an amount equal to the unreimbursed Net Advances with respect to the Policies then in force;
     (B) To the Corporation, an amount equal to the unreimbursed Net Advances with respect to previously surrendered Policies;
     (C) To the Corporation, an amount equal to any amounts outstanding under a promissory note; and,
     (D) The balance to the remaining beneficiary or beneficiaries designated to receive such balance in accordance with the terms of the respective Policies. Simultaneously with the receipt of the amounts described above, the Corporation shall release its rights in accordance with paragraph 9.1.

     8.5 With respect to a termination due to a decline in the Employee's ownership percentage pursuant to paragraph 8.1.4:
     8.5.1 If the Policy Owner exercises its option under paragraph 6.1, then the Policy Owner shall reimburse the Corporation its unreimbursed Net Advances with respect to such Policies. Simultaneously with the receipt of the amounts described above, the Corporation shall release its rights in accordance with paragraph 9.1.
     8.5.2 If the Policy Owner does not exercise its option under paragraph 6.1, then the insurance company shall pay the cash surrender value of such Policies to the Corporation; provided, however, that, following a Restricting Event, if the cash surrender value of such Policies is insufficient to reimburse the Corporation the full amount of its unreimbursed Net Advances with respect to such Policies, any outstanding balance shall be paid as provided in paragraph
9.3. Simultaneously with the receipt of the amounts described above, the Corporation shall release its rights in accordance with paragraph 9.1.

                                                ARTICLE NINE
                                                SETTLEMENT PROCEDURES

     9.1 Simultaneously with receipt of an amount that is due and payable to the Corporation with respect to a Policy or Policies under any paragraph of this Agreement, the Corporation shall release the collateral assignment with respect to such Policy or Policies and its rights in such Policy or Policies under this Agreement. In the case of a Termination Event, within 45 days of such Termination Event, the Corporation shall provide the insurance company with a written statement confirming the sum to which it is entitled and, if requested by the insurance company, a written release of all its interest with respect to the proceeds or cash surrender value, as the case may be, in excess of such amount. The Corporation shall pay to the Policy Owner (or its designated beneficiary or beneficiaries) any amount received by the Corporation in excess of the amount due it.

     9.2 If, under the terms of this Agreement, the Policy Owner issues a promissory note to the Corporation, such promissory note shall:
     (A) bear interest at the applicable federal rate;
     (B) be secured, up to the face amount of the note, by the cash surrender value and death benefit proceeds of the Policies in force; and
     (C) be payable as provided in paragraph 9.3.

     9.3 Any unreimbursed Net Advances or promissory note outstanding after payment to the Corporation as described in Article Eight shall be paid by the Policy Owner to the Corporation upon the earlier of: (A) the death of the second to die of Employee and his spouse, or (B) surrender of the last Policy in force under this Agreement, subject to paragraph 9.4.

     9.4 Notwithstanding the foregoing, however, if the amount of (A) death benefit proceeds received by the Policy Owner upon such second death, or (B) the cash surrender value of the last Policy surrendered shall be less than the amount due to the Corporation under paragraph 9.3, then the Policy Owner shall satisfy the amount due hereunder by paying to the Corporation the amount of such death benefit proceeds it receives or the sum it receives in respect of such surrendered Policy.

     9.5 Upon a Termination Event, the Policy Owner agrees that it shall pay to the Corporation any amount received by the Policy Owner in excess of the amount due it under the terms of this Agreement.

                                                      ARTICLE TEN
                                      SINGLE LIFE INSURANCE COVERAGE ON EMPLOYEE

     10.1 The parties agree that they shall cooperate in the purchase of one or more policies of single life insurance coverage on the life of Employee. The purpose of such single life insurance coverage shall be to allow the Policy Owner to reimburse the Corporation upon the death of Employee, while his wife is still living, for the Net Advances.

     10.2 Any such single life insurance policies on Employee purchased for the purpose described in 10.1 above shall be owned by the Policy Owner. The Corporation shall be responsible for the remittance of the entire premium due on each such policy.

     10.3 The Policy Owner shall assign all rights in such polices to the Corporation. No Restricting Event shall apply to any such policies described in this Article Ten.

     10.4 The Policy Owner shall execute an irrevocable beneficiary designation for each such single life insurance policy showing the Corporation's right to receive from the Term Proceeds the unreimbursed Net Advances and the Policy Owner's right to receive the balance of the Term Proceeds, if any.

     10.5 Policy Owner agrees that if Employee dies while any such single life polices are in force, it shall first apply the Term Proceeds to the reimbursement of the amounts due to the Corporation under this Agreement, up to the entire amount thereof. Any balance of Term Proceeds remaining after full reimbursement to the Corporation of the amount due it under the terms of this Agreement shall be retained by the Policy Owner.

     10.6 Policy Owner shall instruct the insurance company to send premium notices for such single life policies directly to the Corporation and to send duplicate policy statements to the Policy Owner and the Corporation.

                                                   ARTICLE ELEVEN
                                                  ERISA PROVISIONS
     11.1 For purposes of meeting the requirements of the Employee Retirement Income Security Act of 1974 (hereinafter called "ERISA"), the Corporation is hereby designated as the "Named Fiduciary" under this Agreement. The Named Fiduciary shall have authority to control and manage the operation and administration of this Agreement in compliance with ERISA, and it shall be responsible for establishing and carrying out a policy funding method consistent with the requirements of ERISA and the objectives of this Agreement.

     11.2 The Corporation shall make all determinations concerning rights granted under ERISA to benefits under this Agreement. Any decision by the Corporation denying a claim by a claimant for benefits under this Agreement shall be stated in writing and delivered or mailed to the claimant. Such decision shall set forth specific reasons for denial, written to the best of the Corporation's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Corporation shall afford a reasonable opportunity to the claimant for a full and fair review of the decision denying such claim.

                                                   ARTICLE TWELVE
                                              MISCELLANEOUS PROVISIONS
     12.1 The parties agree to execute any documents necessary or proper to carry out the purpose and intent of this Agreement, including, but not limited to, beneficiary designations.

     12.2 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, legal representatives, successors, and assigns.

     12.3 This Agreement embodies all agreements made with respect to the Policy, and no change, alteration, or modification may be made except in writing by all parties hereto.

     12.4 This Agreement shall be governed by the laws of the State of New York, notwithstanding any rule or principle of conflicts of law, including those of the State of New York.

     12.5 The Policy Owner shall promptly furnish to the Corporation and its designees copies of all documents filed with or received from each respective insurance company, including but not limited to beneficiary designations, premium notices, policy statements, and any changes or revisions to such documents.

     12.6 All notices or other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given when
(i) delivered by hand, (ii) sent by facsimile (with receipt confirmed), provided that a copy is mailed (on the same date) by certified or registered mail, postage prepaid, return receipt requested, or (iii) received by the addressee, if sent by Express Mail, FedEx, or other reputable express delivery service (receipt requested), or by first class certified or registered mail, first class postage prepaid, return receipt requested, addressed as set forth below:

  12.6.1   If to Corporation:
                                    Goody's Family Clothing, Inc.
                                    By Delivery Service:
                                    400 Goody's Lane
                                    Knoxville, Tennessee 37922
                                    By Mail:
                                    P.O. Box 22000
                                    Knoxville, TN 37933-2000
                                    Attention: President

                                    With a copy to:

                                    Regis Hebbeler, General Counsel
                                    By Delivery Service:
                                    400 Goody's Lane
                                    Knoxville, Tennessee 37922
                                    By Mail:
                                    P.O. Box 22000
                                    Knoxville, TN 37933-2000

 12.6.2   If to Policy Owner:

                                    Harold I. Apolinsky, Trustee of the Robert and Wendy Goodfriend
                                    Irrevocable Trust, dated January 20, 1999
                                    P.O. Box 55727
                                    Birmingham, Alabama 35255-5727

                                    With a copy to:

                                    Robert M. Goodfriend
                                    400 East Fox Den Drive
                                    Knoxville, Tennessee 37922

Any party may change the address or addresses to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph 12.6 for the giving of notice.

     12.7 All interest charges with respect to any Policy loan shall be paid by the party taking the loan.

                  IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective as of the 22nd day of October, 1999.

                            GOODY'S FAMILY CLOTHING, INC.,
                             a Tennessee corporation


                              By:___/s/ Harry M. Call____________________
                                  Harry M. Call
                                  Its President
                                  (CORPORATION)

ATTEST:


By:__/s/ Regis Hebbeler_________
     Regis Hebbeler
Its Assistant Secretary to the Board


                                    ROBERT AND WENDY GOODFRIEND
                                     IRREVOCABLE TRUST
                                  dated January 20, 1999


 ..................................By:_____/s/ Jeffrey A. Goodfriend________
                                         Jeffrey A. Goodfriend
                                        Its Trustee


 ..................................By:____/s/ Stacey A. Goodfriend______________
                                          Stacey A. Goodfreind
                                        Its Trustee


 ................................By:__/s/ Harold I. Apolinsky__________________
                                         Harold I. Apolinsky
                                        Its Trustee

                                                (POLICY OWNER)



                                     ___/s/ Robert M. Goodfriend________
                                        Robert M. Goodfriend
                                          (EMPLOYEE)

                                                     EXHIBIT "A"


     1. Pacific Life MVP Variable Universal Life Insurance Policy No. VP60849130

     B. John Hancock Life Insurance Company Majestic Variable Universal Life Insurance Policy No. 20037032

     C. John Hancock Life Insurance Company Majestic Universal Life Insurance Policy No. 5700570

     D. John Hancock Life Insurance Company Majestic Universal Life Insurance Policy No. 5700588

     E. Northwest Mutual Life Insurance Company Policy No. 15067219

                                                COLLATERAL ASSIGNMENT

                  THIS ASSIGNMENT is made to be effective as of the 1st day of July, 1999 by JEFFREY A. GOODFRIEND, STACEY A. GOODFRIEND and HAROLD I. APOLINSKY, as Trustees (collectively with all successors, the "Trustees" or the "Assignor") of the ROBERT AND WENDY GOODFRIEND IRREVOCABLE TRUST (the "Trust"), as owner and beneficiary of a certain policy of insurance on the lives of ROBERT
M. GOODFRIEND and WENDY S. GOODFRIEND (the "Insureds"), and GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation (the "Assignee").

                  WHEREAS, the Assignor and the Assignee are contemporaneously entering into a Split Dollar Life Insurance Agreement (the "Agreement"); and

                  WHEREAS, the Assignor has agreed to furnish to Assignee collateral security for payments to be made by Assignor to Assignee under the Agreement;

                  NOW, THEREFORE, the Assignor hereby assigns to the Assignee, its successors, and assigns certain rights to the extent described in Article 3 below under Insurance Policy No. 20037032, issued by John Hancock Life Insurance Company (hereinafter called the "Insurer"), and any supplementary contracts issued in connection therewith (such policy and contracts hereinafter collectively called the "Policy), under which ROBERT M.GOODFRIEND and WENDY S. GOODFRIEND are the insureds, such that the Assignee shall have the rights of a revocable creditor beneficiary of the Policy, subject to all the terms of the Policy.

         The Assignor agrees, and the Assignee, by the acceptance hereof, agrees to the following conditions:

1. Liabilities secured. This assignment is made and the Policy is to be held as collateral security for certain liabilities of the Assignor to the Assignee, either now existing with respect to the Policy or that may hereafter arise with respect to the Policy, as and to the extent set forth in the Agreement.

2. Representation of solvency. The Assignor declares that no proceedings in bankruptcy are pending against the Assignor and that the Trust property is not subject to any assignment for the benefit of creditors.

3. Specific rights assigned. Without detracting from the generality of the foregoing, Assignor hereby grants the following specific rights to the Assignee in this assignment:

     a. Until the occurrence of a Restricting Event (as defined in the Agreement), Assignee is granted exclusively the following rights: (i) the right to surrender the Policy; (ii) the right to change the beneficiary of the Policy;
(iii) the right to select dividend options; (iv) the right to select optional methods of settlement with regard to the death benefits payable under the Policy; (v) the right to assign its rights in the Policy; (vi) the right to obtain a policy loan or loans on the Policy, provided that the amount of such loans together with the interest therein shall at no time exceed the cash surrender value of the Policy as of the date to which the premiums on the Policy have been paid; and (vii) the right to withdraw or borrow against the cash value of the Policy as described in and subject to the terms of the Agreement.

     b. Upon the death of the latter to die of the Insureds, whether or not a Restricting Event (as defined in the Agreement) has occurred, the Assignee shall have the right to receive, and the Insurer shall pay to the Assignee, an amount equal to the aggregate unreimbursed premiums paid by Assignee in respect of the Policy less the amounts, if any, that have been received by Assignee as a beneficiary of the Policy, and less any outstanding Policy loans taken by Assignee.

     c. In the event the Policy is surrendered or canceled by the Trustees, Assignee shall have the right to be repaid all unreimbursed amounts paid by the Assignee for the premiums on the Policy, taking into account any additional sums remitted to Assignee pursuant to Section 3.3 of the Agreement less (i) any amounts received in respect of the Policy by Assignee from the insurance company and (ii) less any outstanding Policy loans taken by Assignee. Any balance of any cash surrender value received shall be retained by the Trustees.

     d. The Assignee shall have no other rights, options, privileges or powers in and to the Policy as a result of this Assignment.

4. Covenants of Assignee.  The Assignee covenants as follows:

     a. Any balance of sums that may be received hereunder from the Insurer remaining after payment to the Assignee as provided in the Agreement in the event the Agreement is terminated will be paid by the Assignee to the persons who would be entitled thereto under the terms of the Policy had this Assignment not been executed.

     b. Following the occurrence of a Restricting Event, the Assignee will, upon request, forward the Policy without unreasonable delay to the Insurer for endorsement of any designation or change of beneficiary, or any election of an optional mode of settlement.

5. Authorization to Insurer. Unless the Insurer has been given written notice by the Assignor and the Assignee to the contrary, the Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or amount of the liabilities, or the existence of any default therein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The signature of the Assignee shall be sufficient for the exercise of its rights under the Policy, and the receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy shall be drawn to the exclusive order of the Assignee, if so requested by the Assignee.

6. Exercise of Rights. The exercise of any right given herein to the Assignee shall be at the option of the Assignee, but the Assignee may exercise any such right without notice to, or assent by the Assignor, without affecting the liability of, or releasing any interest hereby assigned by the Assignor.

7. Termination and Amendment of Assignment. This Assignment may not be altered or changed without the consent of the Assignee and the Assignor. As long as this Agreement is in force, the Assignee may not, without the prior written consent of the Assignor, exercise any right under this Assignment that would reduce or compromise the death benefit payable under the Agreement.

8. Insurer Protected. The Insurer shall be fully protected in recognizing any request made by the Assignor with respect to the exercise of any incident of ownership in and to the Policy, with or without the consent of the Assignee, and upon surrender of the Policy, the Policy shall be terminated and be of no further force or effect.

9. Construction. In the event of any conflict between the provisions of this Assignment and the provisions of the Agreement, the provisions of the Agreement shall control.

10. Payment of Assignee's Obligation. Upon the full payment to the Assignee of the Assignor's obligation under the Agreement, the Assignee shall release this Assignment, and the ownership of the Policy shall be free of all provisions and restrictions of this Assignment.

                  IN WITNESS WHEREOF, the Assignor and Assignee have duly executed this Assignment on the day and year first set forth above.


                                    _  /s/  Jeffrey A. Goodfriend__________
                                       JEFFREY A. GOODFRIEND, as Trustee of
                                       THE ROBERT AND WENDY GOODFRIEND
                                       IRREVOCABLE TRUST

                                    __ /s/  Stacey A. Goodfriend
                                       STACEY A. GOODFRIEND, as Trustee of
                                       THE ROBERT AND WENDY GOODFRIEND
                                       IRREVOCABLE TRUST

                                   __  /s/ Harold I. Apolinsky
                                       HAROLD APOLINSKY, as Trustee of
                                       THE ROBERT AND WENDY GOODFRIEND
                                       IRREVOCABLE TRUST


                                       GOODY'S FAMILY CLOTHING, INC.


                                    By:_/s/  Harry M. Call_______________
                                        Harry M. Call
                                        Its:__President______________________

                                                COLLATERAL ASSIGNMENT

                  THIS ASSIGNMENT is made to be effective as of the 1st day of July, 1999 by JEFFREY A. GOODFRIEND, STACEY A. GOODFRIEND and HAROLD I. APOLINSKY, as Trustees (collectively with all successors, the "Trustees" or the "Assignor") of the ROBERT AND WENDY GOODFRIEND IRREVOCABLE TRUST (the "Trust"), as owner and beneficiary of a certain policy of insurance on the lives of ROBERT
M. GOODFRIEND and WENDY S. GOODFRIEND (the "Insureds"), and GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation (the "Assignee").

                  WHEREAS, the Assignor and the Assignee are contemporaneously entering into a Split Dollar Life Insurance Agreement (the "Agreement"); and

                  WHEREAS, the Assignor has agreed to furnish to Assignee collateral security for payments to be made by Assignor to Assignee under the Agreement;

                  NOW, THEREFORE, the Assignor hereby assigns to the Assignee, its successors, and assigns certain rights to the extent described in Article 3 below under Insurance Policy No. 5700570, issued by John Hancock Life Insurance Company (hereinafter called the "Insurer"), and any supplementary contracts issued in connection therewith (such policy and contracts hereinafter collectively called the "Policy), under which ROBERT M.GOODFRIEND and WENDY S. GOODFRIEND are the insureds, such that the Assignee shall have the rights of a revocable creditor beneficiary of the Policy, subject to all the terms of the Policy.

              The Assignor agrees, and the Assignee, by the acceptance hereof, agrees to the following conditions:

1. Liabilities secured. This assignment is made and the Policy is to be held as collateral security for certain liabilities of the Assignor to the Assignee, either now existing with respect to the Policy or that may hereafter arise with respect to the Policy, as and to the extent set forth in the Agreement.

2. Representation of solvency. The Assignor declares that no proceedings in bankruptcy are pending against the Assignor and that the Trust property is not subject to any assignment for the benefit of creditors.

3. Specific rights assigned. Without detracting from the generality of the foregoing, Assignor hereby grants the following specific rights to the Assignee in this assignment:

     a. Until the occurrence of a Restricting Event (as defined in the Agreement), Assignee is granted exclusively the following rights: (i) the right to surrender the Policy; (ii) the right to change the beneficiary of the Policy;
(iii) the right to select dividend options; (iv) the right to select optional methods of settlement with regard to the death benefits payable under the Policy; (v) the right to assign its rights in the Policy; (vi) the right to obtain a policy loan or loans on the Policy, provided that the amount of such loans together with the interest therein shall at no time exceed the cash surrender value of the Policy as of the date to which the premiums on the Policy have been paid; and (vii) the right to withdraw or borrow against the cash value of the Policy as described in and subject to the terms of the Agreement.

    b. Upon the death of the latter to die of the Insureds, whether or not a Restricting Event (as defined in the Agreement) has occurred, the Assignee shall have the right to receive, and the Insurer shall pay to the Assignee, an amount equal to the aggregate unreimbursed premiums paid by Assignee in respect of the Policy less the amounts, if any, that have been received by Assignee as a beneficiary of the Policy, and less any outstanding Policy loans taken by Assignee.

    c. In the event the Policy is surrendered or canceled by the Trustees, Assignee shall have the right to be repaid all unreimbursed amounts paid by the Assignee for the premiums on the Policy, taking into account any additional sums remitted to Assignee pursuant to Section 3.3 of the Agreement less (i) any amounts received in respect of the Policy by Assignee from the insurance company and (ii) less any outstanding Policy loans taken by Assignee. Any balance of any cash surrender value received shall be retained by the Trustees.

    d. The Assignee shall have no other rights, options, privileges or powers in and to the Policy as a result of this Assignment.

4. Covenants of Assignee.  The Assignee covenants as follows:

     a. Any balance of sums that may be received hereunder from the Insurer remaining after payment to the Assignee as provided in the Agreement in the event the Agreement is terminated will be paid by the Assignee to the persons who would be entitled thereto under the terms of the Policy had this Assignment not been executed.

     b. Following the occurrence of a Restricting Event, the Assignee will, upon request, forward the Policy without unreasonable delay to the Insurer for endorsement of any designation or change of beneficiary, or any election of an optional mode of settlement.

5. Authorization to Insurer. Unless the Insurer has been given written notice by the Assignor and the Assignee to the contrary, the Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or amount of the liabilities, or the existence of any default therein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The signature of the Assignee shall be sufficient for the exercise of its rights under the Policy, and the receipt of the Assignee for any sums received shall be a full discharge and release therefore to the Insurer. Checks for all or any part of the sums payable under the Policy shall be drawn to the exclusive order of the Assignee, if so requested by the Assignee.

6. Exercise of Rights. The exercise of any right given herein to the Assignee shall be at the option of the Assignee, but the Assignee may exercise any such right without notice to, or assent by the Assignor, without affecting the liability of, or releasing any interest hereby assigned by the Assignor.

7. Termination and Amendment of Assignment. This Assignment may not be altered or changed without the consent of the Assignee and the Assignor. As long as this Agreement is in force, the Assignee may not, without the prior written consent of the Assignor, exercise any right under this Assignment that would reduce or compromise the death benefit payable under the Agreement.

8. Insurer Protected. The Insurer shall be fully protected in recognizing any request made by the Assignor with respect to the exercise of any incident of ownership in and to the Policy, with or without the consent of the Assignee, and upon surrender of the Policy, the Policy shall be terminated and be of no further force or effect.

9. Construction. In the event of any conflict between the provisions of this Assignment and the provisions of the Agreement, the provisions of the Agreement shall control.

10. Payment of Assignee's Obligation. Upon the full payment to the Assignee of the Assignor's obligation under the Agreement, the Assignee shall release this Assignment, and the ownership of the Policy shall be free of all provisions and restrictions of this Assignment.

                  IN WITNESS WHEREOF, the Assignor and Assignee have duly executed this Assignment on the day and year first set forth above.


                                    __ /s/ Jeffrey A. Goodfriend_________
                                    JEFFREY A. GOODFRIEND, as Trustee of
                                    THE ROBERT AND WENDY GOODFRIEND
                                    IRREVOCABLE TRUST

                                   __ /s/ Stacey A. Goodfriend
                                     STACEY A. GOODFRIEND, as Trustee of
                                     THE ROBERT AND WENDY GOODFRIEND
                                     IRREVOCABLE TRUST

                                   __ /s/ Harold I. Apolinsky
                                       HAROLD APOLINSKY, as Trustee of
                                       THE ROBERT AND WENDY GOODFRIEND
                                       IRREVOCABLE TRUST


                                    GOODY'S FAMILY CLOTHING, INC.

                                   By:___/s/ Harry M. Call   __________
                                         Harry M. Call
                                        Its:__President   ____________



                                                COLLATERAL ASSIGNMENT

                  THIS ASSIGNMENT is made to be effective as of the 1st day of July, 1999 by JEFFREY A. GOODFRIEND, STACEY A. GOODFRIEND and HAROLD I. APOLINSKY, as Trustees (collectively with all successors, the "Trustees" or the "Assignor") of the ROBERT AND WENDY GOODFRIEND IRREVOCABLE TRUST (the "Trust"), as owner and beneficiary of a certain policy of insurance on the lives of ROBERT
M. GOODFRIEND and WENDY S. GOODFRIEND (the "Insureds"), and GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation (the "Assignee").

                  WHEREAS, the Assignor and the Assignee are contemporaneously entering into a Split Dollar Life Insurance Agreement (the "Agreement"); and

                  WHEREAS, the Assignor has agreed to furnish to Assignee collateral security for payments to be made by Assignor to Assignee under the Agreement;

                  NOW, THEREFORE, the Assignor hereby assigns to the Assignee, its successors, and assigns certain rights to the extent described in Article 3 below under Insurance Policy No. 5700588, issued by John Hancock Life Insurance Company (hereinafter called the "Insurer"), and any supplementary contracts issued in connection therewith (such policy and contracts hereinafter collectively called the "Policy), under which ROBERT M.GOODFRIEND and WENDY S. GOODFRIEND are the insureds, such that the Assignee shall have the rights of a revocable creditor beneficiary of the Policy, subject to all the terms of the Policy.

         The Assignor agrees, and the Assignee, by the acceptance hereof, agrees to the following conditions:

1. Liabilities secured. This assignment is made and the Policy is to be held as collateral security for certain liabilities of the Assignor to the Assignee, either now existing with respect to the Policy or that may hereafter arise with respect to the Policy, as and to the extent set forth in the Agreement.

2. Representation of solvency. The Assignor declares that no proceedings in bankruptcy are pending against the Assignor and that the Trust property is not subject to any assignment for the benefit of creditors.

3. Specific rights assigned. Without detracting from the generality of the foregoing, Assignor hereby grants the following specific rights to the Assignee in this assignment:

     a. Until the occurrence of a Restricting Event (as defined in the Agreement), Assignee is granted exclusively the following rights: (i) the right to surrender the Policy; (ii) the right to change the beneficiary of the Policy;
(iii) the right to select dividend options; (iv) the right to select optional methods of settlement with regard to the death benefits payable under the Policy; (v) the right to assign its rights in the Policy; (vi) the right to obtain a policy loan or loans on the Policy, provided that the amount of such loans together with the interest therein shall at no time exceed the cash surrender value of the Policy as of the date to which the premiums on the Policy have been paid; and (vii) the right to withdraw or borrow against the cash value of the Policy as described in and subject to the terms of the Agreement.

   b. Upon the death of the latter to die of the Insureds, whether or not a Restricting Event (as defined in the Agreement) has occurred, the Assignee shall have the right to receive, and the Insurer shall pay to the Assignee, an amount equal to the aggregate unreimbursed premiums paid by Assignee in respect of the Policy less the amounts, if any, that have been received by Assignee as a beneficiary of the Policy, and less any outstanding Policy loans taken by Assignee.

     c. In the event the Policy is surrendered or canceled by the Trustees, Assignee shall have the right to be repaid all unreimbursed amounts paid by the Assignee for the premiums on the Policy, taking into account any additional sums remitted to Assignee pursuant to Section 3.3 of the Agreement less (i) any amounts received in respect of the Policy by Assignee from the insurance company and (ii) less any outstanding Policy loans taken by Assignee. Any balance of any cash surrender value received shall be retained by the Trustees.

     d. The Assignee shall have no other rights, options, privileges or powers in and to the Policy as a result of this Assignment.

4. Covenants of Assignee.  The Assignee covenants as follows:

     a. Any balance of sums that may be received hereunder from the Insurer remaining after payment to the Assignee as provided in the Agreement in the event the Agreement is terminated will be paid by the Assignee to the persons who would be entitled thereto under the terms of the Policy had this Assignment not been executed.

     b. Following the occurrence of a Restricting Event, the Assignee will, upon request, forward the Policy without unreasonable delay to the Insurer for endorsement of any designation or change of beneficiary, or any election of an optional mode of settlement.

5. Authorization to Insurer. Unless the Insurer has been given written notice by the Assignor and the Assignee to the contrary, the Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or amount of the liabilities, or the existence of any default therein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The signature of the Assignee shall be sufficient for the exercise of its rights under the Policy, and the receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy shall be drawn to the exclusive order of the Assignee, if so requested by the Assignee.

6. Exercise of Rights. The exercise of any right given herein to the Assignee shall be at the option of the Assignee, but the Assignee may exercise any such right without notice to, or assent by the Assignor, without affecting the liability of, or releasing any interest hereby assigned by the Assignor.

7. Termination and Amendment of Assignment. This Assignment may not be altered or changed without the consent of the Assignee and the Assignor. As long as this Agreement is in force, the Assignee may not, without the prior written consent of the Assignor, exercise any right under this Assignment that would reduce or compromise the death benefit payable under the Agreement.

8. Insurer Protected. The Insurer shall be fully protected in recognizing any request made by the Assignor with respect to the exercise of any incident of ownership in and to the Policy, with or without the consent of the Assignee, and upon surrender of the Policy, the Policy shall be terminated and be of no further force or effect.

9. Construction. In the event of any conflict between the provisions of this Assignment and the provisions of the Agreement, the provisions of the Agreement shall control.

10. Payment of Assignee's Obligation. Upon the full payment to the Assignee of the Assignor's obligation under the Agreement, the Assignee shall release this Assignment, and the ownership of the Policy shall be free of all provisions and restrictions of this Assignment.

                  IN WITNESS WHEREOF, the Assignor and Assignee have duly executed this Assignment on the day and year first set forth above.


                             ______/s/ Jeffrey A. Goodfriend________________
                                      JEFFREY A. GOODFRIEND, as Trustee of
                                      THE ROBERT AND WENDY GOODFRIEND
                                      IRREVOCABLE TRUST

                             _____ /s/ Stacey A. Goodfriend   _____
                                       STACEY A. GOODFRIEND, as Trustee of
                                       THE ROBERT AND WENDY GOODFRIEND
                                       IRREVOCABLE TRUST

                              ____ /s/ Harold I. Apolinsky
                                        HAROLD APOLINSKY, as Trustee of
                                        THE ROBERT AND WENDY GOODFRIEND
                                        IRREVOCABLE TRUST


                                    GOODY'S FAMILY CLOTHING, INC.

                              By:____/s/ Harry M. Call    _______
                                          Harry M. Call
                                         Its:___President___________

                                                COLLATERAL ASSIGNMENT

                  THIS ASSIGNMENT is made to be effective as of the 1st day of July, 1999 by JEFFREY A. GOODFRIEND, STACEY A. GOODFRIEND and HAROLD I. APOLINSKY, as Trustees (collectively with all successors, the "Trustees" or the "Assignor") of the ROBERT AND WENDY GOODFRIEND IRREVOCABLE TRUST (the "Trust"), as owner and beneficiary of a certain policy of insurance on the lives of ROBERT
M. GOODFRIEND and WENDY S. GOODFRIEND (the "Insureds"), and GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation (the "Assignee").

                  WHEREAS, the Assignor and the Assignee are contemporaneously entering into a Split Dollar Life Insurance Agreement (the "Agreement"); and

                  WHEREAS, the Assignor has agreed to furnish to Assignee collateral security for payments to be made by Assignor to Assignee under the Agreement;

                  NOW, THEREFORE, the Assignor hereby assigns to the Assignee, its successors, and assigns certain rights to the extent described in Article 3 below under Insurance Policy No. VP60849130, issued by Pacific Life Insurance Company (hereinafter called the "Insurer"), and any supplementary contracts issued in connection therewith (such policy and contracts hereinafter collectively called the "Policy), under which ROBERT M.GOODFRIEND and WENDY S. GOODFRIEND are the insureds, such that the Assignee shall have the rights of a revocable creditor beneficiary of the Policy, subject to all the terms of the Policy.

         The Assignor agrees, and the Assignee, by the acceptance hereof, agrees to the following conditions:

1. Liabilities secured. This assignment is made and the Policy is to be held as collateral security for certain liabilities of the Assignor to the Assignee, either now existing with respect to the Policy or that may hereafter arise with respect to the Policy, as and to the extent set forth in the Agreement.

2. Representation of solvency. The Assignor declares that no proceedings in bankruptcy are pending against the Assignor and that the Trust property is not subject to any assignment for the benefit of creditors.

3. Specific rights assigned. Without detracting from the generality of the foregoing, Assignor hereby grants the following specific rights to the Assignee in this assignment:

     a. Until the occurrence of a Restricting Event (as defined in the Agreement), Assignee is granted exclusively the following rights: (i) the right to surrender the Policy; (ii) the right to change the beneficiary of the Policy;
(iii) the right to select dividend options; (iv) the right to select optional methods of settlement with regard to the death benefits payable under the Policy; (v) the right to assign its rights in the Policy; (vi) the right to obtain a policy loan or loans on the Policy, provided that the amount of such loans together with the interest therein shall at no time exceed the cash surrender value of the Policy as of the date to which the premiums on the Policy have been paid; and (vii) the right to withdraw or borrow against the cash value of the Policy as described in and subject to the terms of the Agreement.

     b. Upon the death of the latter to die of the Insureds, whether or not a Restricting Event (as defined in the Agreement) has occurred, the Assignee shall have the right to receive, and the Insurer shall pay to the Assignee, an amount equal to the aggregate unreimbursed premiums paid by Assignee in respect of the Policy less the amounts, if any, that have been received by Assignee as a beneficiary of the Policy, and less any outstanding Policy loans taken by Assignee.

     c. In the event the Policy is surrendered or canceled by the Trustees, Assignee shall have the right to be repaid all unreimbursed amounts paid by the Assignee for the premiums on the Policy, taking into account any additional sums remitted to Assignee pursuant to Section 3.3 of the Agreement less (i) any amounts received in respect of the Policy by Assignee from the insurance company and (ii) less any outstanding Policy loans taken by Assignee. Any balance of any cash surrender value received shall be retained by the Trustees.

     d. The Assignee shall have no other rights, options, privileges or powers in and to the Policy as a result of this Assignment.

4. Covenants of Assignee.  The Assignee covenants as follows:

     a. Any balance of sums that may be received hereunder from the Insurer remaining after payment to the Assignee as provided in the Agreement in the event the Agreement is terminated will be paid by the Assignee to the persons who would be entitled thereto under the terms of the Policy had this Assignment not been executed.

     b. The Assignee will, upon request, forward the Policy without unreasonable
delay  to  the  Insurer  for   endorsement  of  any  designation  or  change  of
beneficiary, or any election of an optional mode of settlement.

5. Authorization to Insurer. Unless the Insurer has been given written notice by the Assignor and the Assignee to the contrary, the Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or amount of the liabilities, or the existence of any default therein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The signature of the Assignee shall be sufficient for the exercise of its rights under the Policy, and the receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy shall be drawn to the exclusive order of the Assignee, if so requested by the Assignee.

6. Exercise of Rights. The exercise of any right given herein to the Assignee shall be at the option of the Assignee, but the Assignee may exercise any such right without notice to, or assent by the Assignor, without affecting the liability of, or releasing any interest hereby assigned by the Assignor.

7. Termination and Amendment of Assignment. This Assignment may not be altered or changed without the consent of the Assignee and the Assignor. As long as this Agreement is in force, the Assignee may not, without the prior written consent of the Assignor, exercise any right under this Assignment that would reduce or compromise the death benefit payable under the Agreement.

8. Insurer Protected. The Insurer shall be fully protected in recognizing any request made by the Assignor with respect to the exercise of any incident of ownership in and to the Policy, with or without the consent of the Assignee, and upon surrender of the Policy, the Policy shall be terminated and be of no further force or effect.

9. Construction. In the event of any conflict between the provisions of this Assignment and the provisions of the Agreement, the provisions of the Agreement shall control.

10. Payment of Assignee's Obligation. Upon the full payment to the Assignee of the Assignor's obligation under the Agreement, the Assignee shall release this Assignment, and the ownership of the Policy shall be free of all provisions and restrictions of this Assignment.

                  IN WITNESS WHEREOF, the Assignor and Assignee have duly executed this Assignment on the day and year first set forth above.


                                   ___ /s/ Jeffrey A. Goodfriend
                                          JEFFREY A. GOODFRIEND, as Trustee of
                                          THE ROBERT AND WENDY GOODFRIEND
                                          IRREVOCABLE TRUST

                                   ___ /s/ Stacey A. Goodfriend
                                          STACEY A. GOODFRIEND, as Trustee of
                                          THE ROBERT AND WENDY GOODFRIEND
                                          IRREVOCABLE TRUST

                                   ___ /s/ Harold I. Apolinsky
                                          HAROLD APOLINSKY, as Trustee of
                                          THE ROBERT AND WENDY GOODFRIEND
                                          IRREVOCABLE TRUST


                                      GOODY'S FAMILY CLOTHING, INC.

                                   By:___/s/ Harry M. Call______________
                                           Harry M. Call
                                        Its:_President________________________

                                                COLLATERAL ASSIGNMENT

                  THIS ASSIGNMENT is made to be effective as of the 1st day of July, 1999 by JEFFREY A. GOODFRIEND, STACEY A. GOODFRIEND and HAROLD I. APOLINSKY, as Trustees (collectively with all successors, the "Trustees" or the "Assignor") of the ROBERT AND WENDY GOODFRIEND IRREVOCABLE TRUST (the "Trust"), as owner and beneficiary of a certain policy of insurance on the lives of ROBERT
M. GOODFRIEND and WENDY S. GOODFRIEND (the "Insureds"), and GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation (the "Assignee").

                  WHEREAS, the Assignor and the Assignee are contemporaneously entering into a Split Dollar Life Insurance Agreement (the "Agreement"); and

                  WHEREAS, the Assignor has agreed to furnish to Assignee collateral security for payments to be made by Assignor to Assignee under the Agreement;

                  NOW, THEREFORE, the Assignor hereby assigns to the Assignee, its successors, and assigns certain rights to the extent described in Article 3 below under Insurance Policy No. 15067219, issued by Northwest Mutual Life Insurance Company (hereinafter called the "Insurer"), and any supplementary contracts issued in connection therewith (such policy and contracts hereinafter collectively called the "Policy), under which ROBERT M.GOODFRIEND and WENDY S. GOODFRIEND are the insureds, such that the Assignee shall have the rights of a revocable creditor beneficiary of the Policy, subject to all the terms of the Policy.

         The Assignor agrees, and the Assignee, by the acceptance hereof, agrees to the following conditions:

1. Liabilities secured. This assignment is made and the Policy is to be held as collateral security for certain liabilities of the Assignor to the Assignee, either now existing with respect to the Policy or that may hereafter arise with respect to the Policy, as and to the extent set forth in the Agreement.

2. Representation of solvency. The Assignor declares that no proceedings in bankruptcy are pending against the Assignor and that the Trust property is not subject to any assignment for the benefit of creditors.

3. Specific rights assigned. Without detracting from the generality of the foregoing, Assignor hereby grants the following specific rights to the Assignee in this assignment:

     a. Until the occurrence of a Restricting Event (as defined in the Agreement), Assignee is granted exclusively the following rights: (i) the right to surrender the Policy; (ii) the right to change the beneficiary of the Policy;
(iii) the right to select dividend options; (iv) the right to select optional methods of settlement with regard to the death benefits payable under the Policy; (v) the right to assign its rights in the Policy; (vi) the right to obtain a policy loan or loans on the Policy, provided that the amount of such loans together with the interest therein shall at no time exceed the cash surrender value of the Policy as of the date to which the premiums on the Policy have been paid; and (vii) the right to withdraw or borrow against the cash value of the Policy as described in and subject to the terms of the Agreement.

     b. Upon the death of the latter to die of the Insureds, whether or not a Restricting Event (as defined in the Agreement) has occurred, the Assignee shall have the right to receive, and the Insurer shall pay to the Assignee, an amount equal to the aggregate unreimbursed premiums paid by Assignee in respect of the Policy less the amounts, if any, that have been received by Assignee as a beneficiary of the Policy, and less any outstanding Policy loans taken by Assignee.

     c. In the event the Policy is surrendered or canceled by the Trustees, Assignee shall have the right to be repaid all unreimbursed amounts paid by the Assignee for the premiums on the Policy, taking into account any additional sums remitted to Assignee pursuant to Section 3.3 of the Agreement less (i) any amounts received in respect of the Policy by Assignee from the insurance company and (ii) less any outstanding Policy loans taken by Assignee. Any balance of any cash surrender value received shall be retained by the Trustees.

     d. The Assignee shall have no other rights, options, privileges or powers in and to the Policy as a result of this Assignment.

4. Covenants of Assignee.  The Assignee covenants as follows:

     a. Any balance of sums that may be received hereunder from the Insurer remaining after payment to the Assignee as provided in the Agreement in the event the Agreement is terminated will be paid by the Assignee to the persons who would be entitled thereto under the terms of the Policy had this Assignment not been executed.

     b. Following the occurrence of a Restricting Event, the Assignee will, upon request, forward the Policy without unreasonable delay to the Insurer for endorsement of any designation or change of beneficiary, or any election of an optional mode of settlement.

5. Authorization to Insurer. Unless the Insurer has been given written notice by the Assignor and the Assignee to the contrary, the Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or amount of the liabilities, or the existence of any default therein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The signature of the Assignee shall be sufficient for the exercise of its rights under the Policy, and the receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy shall be drawn to the exclusive order of the Assignee, if so requested by the Assignee.

6. Exercise of Rights. The exercise of any right given herein to the Assignee shall be at the option of the Assignee, but the Assignee may exercise any such right without notice to, or assent by the Assignor, without affecting the liability of, or releasing any interest hereby assigned by the Assignor.

7. Termination and Amendment of Assignment. This Assignment may not be altered or changed without the consent of the Assignee and the Assignor. As long as this Agreement is in force, the Assignee may not, without the prior written consent of the Assignor, exercise any right under this Assignment that would reduce or compromise the death benefit payable under the Agreement.

8. Insurer Protected. The Insurer shall be fully protected in recognizing any request made by the Assignor with respect to the exercise of any incident of ownership in and to the Policy, with or without the consent of the Assignee, and upon surrender of the Policy, the Policy shall be terminated and be of no further force or effect.

9. Construction. In the event of any conflict between the provisions of this Assignment and the provisions of the Agreement, the provisions of the Agreement shall control.

10. Payment of Assignee's Obligation. Upon the full payment to the Assignee of the Assignor's obligation under the Agreement, the Assignee shall release this Assignment, and the ownership of the Policy shall be free of all provisions and restrictions of this Assignment.

                  IN WITNESS WHEREOF, the Assignor and Assignee have duly executed this Assignment on the day and year first set forth above.


                                 ___ /s/ Jeffrey A. Goodfriend
                                     JEFFREY A. GOODFRIEND, as Trustee of
                                     THE ROBERT AND WENDY GOODFRIEND
                                     IRREVOCABLE TRUST

                                ____ /s/ Stacey A. Goodfriend
                                     STACEY A. GOODFRIEND, as Trustee of
                                     THE ROBERT AND WENDY GOODFRIEND
                                     IRREVOCABLE TRUST

                                ____  /s/ Harold I. Apolinsky
                                     HAROLD APOLINSKY, as Trustee of
                                     THE ROBERT AND WENDY GOODFRIEND
                                     IRREVOCABLE TRUST



                                 GOODY'S FAMILY CLOTHING, INC.

                                 By:___/s/ Harry M. Call_____________
                                      Harry M. Call
                                 Its:__President_____________________